                                  Exhibit 1


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-24953) pertaining to the OHM Corporation Retirement Savings Plan and in the related Prospectus of our report dated May 29, 1998, with respect to the financial statements and schedules of OHM Corporation
Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.


Columbus, Ohio
June 26, 1998


                                                  ERNST & YOUNG LLP